Exhibit 99.2

Q4 2021 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 2

About the Data

This data and other information described herein are as of and for the three months ended December 31, 2021 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2021, including the financial statements and the management's discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the COVID-19 pandemic and its related impacts on us and our tenants, general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 3

Company Overview

Broadstone Net Lease, Inc. (NYSE:BNL) (the “Company,” “BNL,” “us,” “our” and “we”) is a real estate investment trust ("REIT") that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Since our inception, we have selectively invested in real estate across the industrial, healthcare, restaurant, retail, and office property types. We target properties with credit worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants’ businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund core business operations rather than real estate ownership.

Executive Team

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Ryan M. Albano

Executive Vice President and Chief Financial Officer

John D. Moragne

Executive Vice President and Chief Operating Officer

John D. Callan, Jr.

Senior Vice President, General Counsel, and Secretary

Michael B. Caruso

Senior Vice President, Corporate Finance & Investor Relations

Timothy D. Dieffenbacher

Senior Vice President, Chief Accounting Officer, and Treasurer

Kristen Duckles

Senior Vice President, Chief Administrative Officer

Kevin M. Fennell

Senior Vice President, Capital Markets & Credit Risk

Laurier James Lessard, Jr.

Senior Vice President, Asset Management

Roderick A. Pickney

Senior Vice President, Acquisitions

Molly Kelly Wiegel

Senior Vice President, Human Resources

Andrea T. Wright

Senior Vice President, Property Management

Board of Directors

Laurie A. Hawkes

Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer and President

Denise Brooks-Williams

Michael A. Coke

David M. Jacobstein

Agha S. Khan

Shekar Narasimhan

Geoffrey H. Rosenberger

James H. Waters

Company Contact Information

Michael Caruso
SVP, Corporate Finance & Investor Relations

michael.caruso@broadstone.com

585-402-7842

Transfer Agent

Computershare Trust Company, N.A.

150 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 4

Yearly Financial Summary

(unaudited, dollars in thousands, except per share data)

	For the Year Ended December 31,
(in thousands, except per share data)	2021	2020	2019	2018	2017
Operating Data
Revenues
Lease revenues, net	$382,876	$321,637	$298,815	$237,479	$181,563
Operating expenses
Depreciation and amortization	132,096	132,685	108,818	83,994	62,263
Property and operating expense	18,459	17,478	15,990	11,157	6,505
General and administrative	36,366	27,988	5,456	6,162	4,939
Provision for impairment of investment in rental properties	28,208	19,077	3,452	2,061	2,608
Asset management fees	—	2,461	21,863	18,173	14,754
Property management fees	—	1,275	8,256	6,529	4,988
Total operating expenses	215,129	200,964	163,835	128,076	96,057
Other income (expenses)
Preferred distribution income	—	—	—	440	737
Interest income	17	24	9	179	467
Interest expense	(64,146)	(76,138)	(72,534)	(52,855)	(34,751)
Cost of debt extinguishment	(368)	(417)	(1,176)	(101)	(5,151)
Gain on sale of real estate	13,523	14,985	29,914	10,496	12,992
Income taxes	(1,644)	(939)	(2,415)	(857)	(624)
Gain on sale of investment in related party	—	—	—	8,500	—
Internalization expenses	—	(3,705)	(3,658)	—	—
Change in fair value of earnout liability	(5,539)	1,800	—	—	—
Other (expenses) income	(62)	(7)	(6)	(100)	379
Net income	109,528	56,276	85,114	75,105	59,555
Net income attributable to non-controlling interests	(7,102)	(5,095)	(5,720)	(5,730)	(4,756)
Net income attributable to Broadstone Net Lease, Inc.	$102,426	$51,181	$79,394	$69,375	$54,799
Net Earnings per common share, basic and diluted	$0.67	$0.44	$0.83	$0.86	$0.80

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 5

Yearly Financial Summary (continued)

(unaudited, dollars in thousands, except per share data)

	December 31,
(In thousands)	2021	2020	2019	2018	2017
Balance Sheet Data
Investment in rental property, at cost	$4,234,544	$3,734,121	$3,728,334	$2,890,735	$2,376,141
Investment in rental property, net	3,804,403	3,384,144	3,457,290	2,683,746	2,227,758
Cash and cash equivalents	21,669	100,486	12,455	18,612	9,355
Total assets	4,618,648	4,258,483	3,917,858	3,096,797	2,578,756
Unsecured revolving credit facility	102,000	—	197,300	141,100	273,000
Mortgage and notes payable, net	96,846	107,382	111,793	78,952	67,832
Unsecured term loans, net	646,671	961,330	1,199,957	753,991	688,134
Senior unsecured notes, net	843,801	472,466	472,124	471,782	148,778
Total liabilities	1,877,510	1,779,402	2,138,838	1,567,877	1,294,555
Total Broadstone Net Lease, Inc. stockholders’ equity	2,577,292	2,299,105	1,667,614	1,417,099	1,186,825
Total equity	2,741,138	2,479,081	1,779,020	1,528,920	1,284,201

	For the Year Ended December 31,
(In thousands, except per share amounts)	2021	2020	2019	2018	2017
Other Data
Dividend declared	$172,417	$111,435	$136,280	$112,969	$92,768
Dividends declared per common share	1.03	0.83	1.32	1.29	1.24
FFO	256,212	192,981	167,470	150,664	111,434
AFFO	215,962	181,095	149,197	124,065	99,952

	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Number of properties	726	641	646	621	528
Occupancy at period end	99.8%	99.2%	99.7%	99.7%	99.6%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 6

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Financial Summary
Investment in rental property	$4,234,544	$4,110,958	$3,954,597	$3,794,850	$3,734,121
Less accumulated depreciation	(430,141)	(407,354)	(390,236)	(369,683)	(349,977)
Investment in rental property, net	3,804,403	3,703,604	3,564,361	3,425,167	3,384,144
Cash and cash equivalents	21,669	16,182	78,987	10,205	100,486
Restricted cash	6,100	3,895	8,021	8,145	10,242
Total assets	4,618,648	4,501,972	4,423,611	4,206,045	4,258,483
Unsecured revolving credit facility	102,000	—	—	15,000	—
Mortgage, net	96,846	97,530	105,748	106,559	107,382
Unsecured term loans, net	646,671	646,458	910,994	910,732	961,330
Senior unsecured notes, net	843,801	843,665	472,637	472,551	472,466
Total liabilities	1,877,510	1,785,847	1,700,103	1,713,348	1,779,402
Total Broadstone Net Lease, Inc. stockholders' equity	2,577,292	2,552,004	2,554,653	2,312,532	2,299,105
Total equity (book value)	2,741,138	2,716,125	2,723,508	2,492,697	2,479,081

Revenues	92,642	122,777	84,759	82,698	82,291
General and administrative - other	7,501	7,628	7,704	8,864	8,039
Stock based compensation	1,025	924	951	1,769	1,193
General and administrative	8,526	8,552	8,655	10,633	9,232
Total operating expenses	46,649	76,065	44,452	47,963	46,078
Interest expense	16,997	15,611	15,430	16,108	17,123
Net income	32,226	30,522	22,820	23,960	17,619
Net earnings per common share, diluted	$0.19	$0.18	$0.14	$0.15	$0.11

FFO	62,152	91,947	50,184	51,929	44,198
FFO per share, diluted	$0.36	$0.54	$0.32	$0.33	$0.28
AFFO	58,692	55,836	52,024	49,410	46,894
AFFO per share, diluted	$0.34	$0.33	$0.33	$0.31	$0.30

Net cash provided by operating activities	57,619	88,303	47,235	51,780	46,064
Net cash (used in) provided by investing activities	(133,925)	(205,667)	(175,051)	(67,661)	(76,443)
Net cash provided by (used in) financing activities	83,998	50,433	196,474	(76,497)	32,120
Distributions declared	45,857	43,423	43,484	39,653	39,299
Distributions declared per diluted share	$0.265	$0.255	$0.255	$0.250	$0.250

Portfolio Metrics
Properties	726	696	684	661	641
Rentable square feet	32.2M	31.4M	30.2M	28.4M	28.2M
Occupancy	99.8%	99.8%	99.7%	99.7%	99.2%
Weighted average remaining lease term (years)	10.5	10.6	10.4	10.6	10.7

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 7

Balance Sheet

(unaudited, in thousands)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Assets
Accounted for using the operating method:
Land	$655,374	$616,917	$597,779	$572,381	$555,748
Land improvements	295,329	291,045	291,981	282,426	279,360
Buildings and improvements	3,242,618	3,161,728	3,023,490	2,898,615	2,857,510
Equipment	11,870	11,870	11,870	11,870	11,870
Total accounted for using the operating method	4,205,191	4,081,560	3,925,120	3,765,292	3,704,488
Less accumulated depreciation	(430,141)	(407,354)	(390,236)	(369,683)	(349,977)
Accounted for using the operating method, net	3,775,050	3,674,206	3,534,884	3,395,609	3,354,511
Accounted for using the direct financing method	28,782	28,830	28,911	28,991	29,066
Accounted for using the sales-type method	571	568	566	567	567
Investment in rental property, net	3,804,403	3,703,604	3,564,361	3,425,167	3,384,144
Cash and cash equivalents	21,669	16,182	78,987	10,205	100,486
Accrued rental income	116,874	112,163	109,278	105,674	102,117
Tenant and other receivables, net	1,310	940	618	1,022	1,604
Prepaid expenses and other assets	17,275	13,819	18,846	18,862	22,277
Interest rate swap, assets	—	—	—	239	—
Goodwill	339,769	339,769	339,769	339,769	339,769
Intangible lease assets, net	303,642	301,046	296,134	288,592	290,913
Debt issuance costs – unsecured revolving credit facility, net	4,065	4,658	5,250	5,842	6,435
Leasing fees, net	9,641	9,791	10,368	10,673	10,738
Total assets	$4,618,648	$4,501,972	$4,423,611	$4,206,045	$4,258,483
Liabilities and equity
Unsecured revolving credit facility	$102,000	$—	$—	$15,000	$—
Mortgages, net	96,846	97,530	105,748	106,559	107,382
Unsecured term loans, net	646,671	646,458	910,994	910,732	961,330
Senior unsecured notes, net	843,801	843,665	472,637	472,551	472,466
Interest rate swap, liabilities	27,171	36,196	46,335	43,662	72,103
Earnout liability	—	—	10,063	6,385	7,509
Accounts payable and other liabilities	38,038	35,732	32,279	31,743	35,684
Dividends payable	45,914	43,874	43,184	39,329	39,252
Accrued interest payable	6,473	9,895	3,885	9,896	4,023
Intangible lease liabilities, net	70,596	72,497	74,978	77,491	79,653
Total liabilities	1,877,510	1,785,847	1,700,103	1,713,348	1,779,402
Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	41	40	40	36	27
Class A Common Stock, $0.00025 par value	—	—	—	—	9
Additional paid-in capital	2,924,168	2,895,219	2,890,131	2,625,320	2,624,997
Cumulative distributions in excess of retained earnings	(318,476)	(305,665)	(293,622)	(274,140)	(259,673)
Accumulated other comprehensive loss	(28,441)	(37,590)	(41,896)	(38,684)	(66,255)
Total Broadstone Net Lease, Inc. stockholders’ equity	2,577,292	2,552,004	2,554,653	2,312,532	2,299,105
Non-controlling interests	163,846	164,121	168,855	180,165	179,976
Total equity	2,741,138	2,716,125	2,723,508	2,492,697	2,479,081
Total liabilities and equity	$4,618,648	$4,501,972	$4,423,611	$4,206,045	$4,258,483

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 8

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Revenues
Lease revenues, net	$92,642	$122,777	$84,759	$82,698	$82,291
Operating expenses
Depreciation and amortization	33,476	36,682	31,225	30,713	30,182
Property and operating expense	4,440	4,842	4,572	4,605	4,986
General and administrative	8,526	8,552	8,655	10,633	9,232
Provision for impairment of investment in rental properties	207	25,989	—	2,012	1,678
Total operating expenses	46,649	76,065	44,452	47,963	46,078
Other income (expenses)
Interest income	6	—	6	5	4
Interest expense	(16,997)	(15,611)	(15,430)	(16,108)	(17,123)
Cost of debt extinguishment	—	(242)	—	(126)	(3)
Gain on sale of real estate	3,732	1,220	3,838	4,733	5,260
Income taxes	(457)	(473)	(301)	(413)	141
Internalization expenses	—	—	—	—	(182)
Change in fair value of earnout liability	—	(1,059)	(5,604)	1,124	(6,706)
Other (expenses) income	(51)	(25)	4	10	15
Net income	32,226	30,522	22,820	23,960	17,619
Net income attributable to non-controlling interests	(1,935)	(1,824)	(1,606)	(1,737)	(1,357)
Net income attributable to Broadstone Net Lease, Inc.	$30,291	$28,698	$21,214	$22,223	$16,262

Weighted average number of common shares outstanding
Basic[1]	161,545	159,226	146,119	145,338	143,916
Diluted[1]	172,094	169,587	157,430	156,724	155,956
Net earnings per common share[2]
Basic and diluted	$0.19	$0.18	$0.14	$0.15	$0.11

1 Excludes 373,678, 378,244, 386,772, 334,413, and 340,963 weighted average shares of unvested restricted common stock for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, respectively.

2 Excludes $0.1 million from the numerator for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 9

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net income	$32,226	$30,522	$22,820	$23,960	$17,619
Real property depreciation and amortization	33,451	36,656	31,202	30,690	30,161
Gain on sale of real estate	(3,732)	(1,220)	(3,838)	(4,733)	(5,260)
Provision for impairment of investment in rental properties	207	25,989	—	2,012	1,678
FFO	$62,152	$91,947	$50,184	$51,929	$44,198
Straight-line rent adjustment	(5,321)	(4,930)	(4,979)	(5,074)	(5,367)
Write-off of accrued rental income	—	1,496	—	442	242
Lease termination fee	—	(35,000)	—	—	—
Adjustment to provision for credit losses	(37)	—	—	(1)	(6)
Cost of debt extinguishment	—	242	—	126	3
Amortization of debt issuance costs	1,022	962	956	914	917
Amortization of net mortgage premiums	(26)	(34)	(37)	(35)	(36)
Loss (gain) on interest rate swaps and other non-cash interest expense	696	85	(42)	(41)	(41)
Amortization of lease intangibles	(899)	(940)	(641)	(728)	(1,150)
Stock-based compensation	1,025	924	951	1,769	1,193
Severance	29	—	32	1,243	68
Change in fair value of earnout liability	—	1,059	5,604	(1,124)	6,706
Internalization expenses	—	—	—	—	182
Other expenses (income)	51	25	(4)	(10)	(15)
AFFO	$58,692	$55,836	$52,024	$49,410	$46,894

Diluted weighted average shares outstanding[1]	172,094	169,587	157,430	156,724	155,956
Net earnings per diluted share[2]	$0.19	$0.18	$0.14	$0.15	$0.11
FFO per diluted share[2]	0.36	0.54	0.32	0.33	0.28
AFFO per diluted share[2]	0.34	0.33	0.33	0.31	0.30

1 Excludes 373,678, 378,244, 386,772, 334,413, and 340,963 weighted average shares of unvested restricted common stock for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, respectively.

2 Excludes $0.1 million from the numerator for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 10

EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net income	$32,226	$30,522	$22,820	$23,960	$17,619
Depreciation and amortization	33,476	36,682	31,225	30,713	30,182
Interest expense	16,997	15,611	15,430	16,108	17,123
Income taxes	457	473	301	413	(141)
EBITDA	$83,156	$83,288	$69,776	$71,194	$64,783
Provision for impairment of investment in rental properties	207	25,989	—	2,012	1,678
Gain on sale of real estate	(3,732)	(1,220)	(3,838)	(4,733)	(5,260)
EBITDAre	$79,631	$108,057	$65,938	$68,473	$61,201
Adjustment for current quarter acquisition activity [1]	2,002	3,534	2,761	1,365	1,703
Adjustment for current quarter disposition activity [2]	(180)	(1,387)	(353)	(278)	(318)
Adjustment to exclude non-recurring and other expenses [3]	—	—	—	2,100	182
Adjustment to exclude change in fair value of earnout liability	—	1,059	5,604	(1,124)	6,706
Adjustment to exclude write-off of accrued rental income	—	1,496	—	442	242
Adjustment to exclude cost of debt extinguishments	—	242	—	126	—
Adjustment to exclude lease termination fees	—	(35,000)	—	—	—
Adjusted EBITDAre	$81,453	$78,001	$73,950	$71,104	$69,716
General and administrative	8,523	8,537	8,650	10,632	9,219
Adjusted Net Operating Income ("NOI")	$89,976	$86,538	$82,600	$81,736	$78,935
Straight-line rental revenue, net	(5,611)	(5,789)	(5,245)	(4,762)	(5,339)
Other amortization and non-cash charges	(847)	(616)	(642)	(737)	(1,170)
Adjusted Cash NOI	$83,518	$80,133	$76,713	$76,237	$72,426
Annualized EBITDAre	$318,526	$432,221	$263,761	$273,888	$244,805
Annualized Adjusted EBITDAre	325,812	311,998	295,808	284,414	278,867
Annualized Adjusted NOI	359,904	346,145	330,410	326,944	315,743
Annualized Adjusted Cash NOI	334,072	320,524	306,863	304,948	289,704
1 Reflects an adjustment to give effect to all acquisition during the quarter as if they had been acquired as of the beginning of the quarter.

2 Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.

3 Amounts include $1.2 million of severance and $0.9 million of accelerated stock-based compensation associated with the departure of executive officers during the three months ended March 31, 2021, and expenses directly associated with the Internalization in 2020.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 11

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Contractual rental amounts billed for operating leases	$81,482	$78,886	$75,011	$73,245	$72,558
Adjustment to recognize contractual operating lease billings on a straight- line basis	5,372	4,942	4,724	4,809	4,498
Write-off of accrued rental income	—	—	—	(442)	(242)
Variable rental amounts earned	433	130	114	91	455
Earned income from direct financing leases	725	726	728	730	756
Interest income from sales-type leases	15	14	15	14	5
Operating expenses billed to tenants	4,464	4,414	4,196	4,388	4,389
Other income from real estate transactions	1	33,515	28	5	(16)
Adjustment to revenue recognized for uncollectible rental amounts billed, net	150	150	(57)	(142)	(112)
Total Lease revenues, net	$92,642	$122,777	$84,759	$82,698	$82,291

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 12

Capital Structure

(unaudited, in thousands, except per share data)

EQUITY
Shares of Common Stock	162,383
OP Units	10,323
Common Stock & OP Units	172,706
Price Per Share / Unit at December 31, 2021	$24.82
IMPLIED EQUITY MARKET CAPITALIZATION	$4,286,574
% of Total Capitalization	71.6%
DEBT
Unsecured Revolving Credit Facility - 2023[1]	$102,000
Unsecured Term Loan Facilities	650,000
Unsecured Term Loan - 2022	60,000
Unsecured Term Loan - 2024	190,000
Unsecured Term Loan - 2026	400,000
Senior Unsecured Notes	850,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Senior Unsecured Notes - 2031	375,000
Mortgage Debt - Various	97,160
TOTAL DEBT	$1,699,160
% of Total Capitalization	28.4%
% of Total Debt Floating Rate Debt	7.0%
% of Total Debt Fixed Rate Debt	93.0%
% of Total Debt Secured Debt	5.7%
% of Total Debt Unsecured Debt	94.3%
ENTERPRISE VALUE
Total Capitalization	$5,985,734
Less: Cash and Cash Equivalents	(21,669)
Enterprise Value	$5,964,065

1 On January 28, 2022, BNL amended and restated the unsecured revolving credit facility, extending the maturity date to March 2026.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 13

Equity Rollforward

(unaudited, in thousands)

	Shares of Common Stock	OP Units	Total Diluted Shares
Balance, January 1, 2021	145,609	11,399	157,008
Board of directors fees	12	—	12
Stock-based compensation activity	199	—	199
Retirement of common stock	(45)	—	(45)
OP Unit conversions	38	(38)	—
Balance, March 31, 2021	145,813	11,361	157,174
Board of directors fees	13	—	13
Stock-based compensation activity	1	—	1
Retirement of common stock	(16)	—	(16)
OP Unit conversions	1,127	(1,127)	—
Earnout tranche 1 issuance	145	248	393
Public follow-on equity offering	11,500	—	11,500
Balance, June 30, 2021	158,583	10,482	169,065
Board of directors fees	13	—	13
Retirement of common stock	(3)	—	(3)
Forfeiture of common stock	(5)	—	(5)
OP Unit conversions	1,723	(1,723)	—
Earnout tranche 2, 3, and 4 issuance	944	1,611	2,555
Balance, September 30, 2021	161,255	10,370	171,625
Board of directors fees	11	—	11
Forfeiture of common stock	(2)	—	(2)
OP Unit conversions	47	(47)	—
ATM offering	1,072	—	1,072
Balance, December 31, 2021	162,383	10,323	172,706
Percentage ownership of OP at December 31, 2021	94.0%	6.0%	100%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 14

Debt Outstanding

(unaudited, in thousands)

	Outstanding Balance
	December 31,	December 31,
	2021	2020	Interest Rate	Maturity Date
Unsecured revolving credit facility	$102,000	$—	one-month LIBOR + 1.00%	Sep. 2023[1]
Unsecured term loans:
2022 Unsecured Term Loan	60,000	60,000	one-month LIBOR + 1.00%	Feb. 2022
2023 Unsecured Term Loan	—	265,000	one-month LIBOR + 1.10%	Jan. 2023
2024 Unsecured Term Loan	190,000	190,000	one-month LIBOR + 1.00%	Jun. 2024
2026 Unsecured Term Loan	400,000	450,000	one-month LIBOR + 1.00%	Feb. 2026
Total unsecured term loans	650,000	965,000
Unamortized debt issuance costs, net	(3,329)	(3,670)
Total unsecured term loans, net	646,671	961,330
Senior unsecured notes:
2027 Senior Unsecured Notes - Series A	150,000	150,000	4.84%	Apr. 2027
2028 Senior Unsecured Notes - Series B	225,000	225,000	5.09%	Jul. 2028
2030 Senior Unsecured Notes - Series C	100,000	100,000	5.19%	Jul. 2030
2031 Senior Unsecured Public Notes	375,000	—	2.60%	Sep. 2031
Total senior unsecured notes	850,000	475,000
Unamortized debt issuance costs and original issuance discount, net	(6,199)	(2,534)
Total senior unsecured notes, net	843,801	472,466
Total unsecured debt, net	$1,592,472	$1,433,796

1 On January 28, 2022, BNL amended and restated the unsecured revolving credit facility, extending the maturity date to March 2026.

	Origination	Maturity
	Date	Date	Interest	December 31,
Lender	(Month/Year)	(Month/Year)	Rate	2021	2020
Wilmington Trust National Association	Apr-19	Feb-28	4.92%	$46,760	$47,945
Wilmington Trust National Association	Jun-18	Aug-25	4.36%	19,557	19,947
PNC Bank	Oct-16	Nov-26	3.62%	17,094	17,498
T2 Durham I, LLC	Jul - 21	Jul -24	Greater of Prime + 1.25% or 5.00%	7,500	—
Aegon	Apr-12	Oct-23	6.38%	6,249	7,039
Sun Life	Mar-12	Oct-21	5.13%	—	10,469
M&T Bank	Oct-17	Aug-21	one - month LIBOR+3%	—	4,769
Total mortgages				97,160	107,667
Debt issuance costs, net				(314)	(285)
Mortgages, net				$96,846	$107,382

Year of Maturity	Revolving Credit Facility[2]	Term Loans	Senior Notes	Mortgages	Total
2022	$—	$60,000	$—	$2,906	$62,906
2023	102,000	—	—	7,582	109,582
2024	—	190,000	—	9,760	199,760
2025	—	—	—	20,195	20,195
2026	—	400,000	—	16,843	416,843
Thereafter	—	—	850,000	39,874	889,874
Total	$102,000	$650,000	$850,000	$97,160	$1,699,160

2 On January 28, 2022, BNL amended and restated the unsecured revolving credit facility, extending the maturity date to March 2026.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 15

Net Debt Metrics

(unaudited, in thousands)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Debt
Unsecured revolving credit facility	$102,000	$—	$—	$15,000	$—
Unsecured term loans, net	646,671	646,458	910,994	910,732	961,330
Senior unsecured notes, net	843,801	843,665	472,637	472,551	472,466
Mortgages, net	96,846	97,530	105,748	106,559	107,382
Debt issuance costs	9,842	10,215	6,625	6,988	6,489
Gross Debt	1,699,160	1,597,868	1,496,004	1,511,830	1,547,667
Cash and cash equivalents	(21,669)	(16,182)	(78,987)	(10,205)	(100,486)
Restricted cash	(6,100)	(3,895)	(8,021)	(8,145)	(10,242)
Net Debt	$1,671,391	$1,577,791	$1,408,996	$1,493,480	$1,436,939
Net Debt to Annualized EBITDAre	5.25x	3.65x	5.34x	5.45x	5.87x
Net Debt to Annualized Adjusted EBITDAre	5.13x	5.06x	4.76x	5.25x	5.15x

Covenants

(unaudited)

The following is a summary of key financial covenants for the Company’s unsecured credit facility and unsecured term loans and senior notes. The covenants associated with the Revolving Credit Facility, Unsecured Term Loans with commercial banks, and the Series A-C Senior Unsecured Notes, are reported to the lenders via quarterly covenant reporting packages. The covenants associated with the 2031 Senior Unsecured Public Notes are not required to be reported externally to third parties, and are instead calculated in connection with borrowing activity and for financial reporting purposes only. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of December 31, 2021, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Unsecured Notes Series A, B, & C	2031 Senior Unsecured Public Notes
Leverage ratio	≤ 0.60 to 1.00	0.35	0.35	Not Applicable
Secured indebtedness ratio	≤ 0.40 to 1.00	0.02	0.02	Not Applicable
Unencumbered coverage ratio	≥ 1.75 to 1.00	7.12	Not Applicable	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	4.16	4.16	Not Applicable
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.35	0.37	Not Applicable
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable	Not Applicable
Aggregate debt ratio	≤ 0.60 to 1.00	Not Applicable	Not Applicable	0.37
Consolidated income available for debt to annual debt service charge	≥ 1.50 to 1.00	Not Applicable	Not Applicable	4.92
Total unencumbered assets to total unsecured debt	≥ 1.50 to 1.00	Not Applicable	Not Applicable	2.76
Secured debt ratio	≤ 0.40 to 1.00	Not Applicable	Not Applicable	0.02

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 16

Debt Maturities

(unaudited, dollars in millions)

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

$906
$417
$375
$272
$198
$150
$100
$60
$20
$0
2022
2023[1]
2024
2025
2026
2027
2028
2029
2030
2031+
Mortgages
Unsecured Credit Facilities
Drawn Revolver Capacity
Undrawn Revolver Capacity
Senior Unsecured Notes

1 On January 28, 2022, BNL amended and restated the unsecured revolving credit facility, increasing its capacity to $1.0 billion and extending the maturity date to March 2026.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 17

Portfolio Activity

Acquisitions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property acquisition activity during 2021.

QTD Q1 2021
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Weighted Average Annual Rent Increase	Acquisition Price ($'000s)
Retail	24	178	16.3	1.1%	$68,158
Healthcare	4	51	11.5	2.0%	18,983
Restaurant [1]	—	—	16.8	2.9%	181
Total Properties	28	229	15.3	1.3%	$87,322
Weighted average initial cash cap rate					6.4%
Weighted average initial GAAP cap rate					6.9%

QTD Q2 2021
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Weighted Average Annual Rent Increase	Acquisition Price ($'000s)
Industrial	12	1,553	15.5	1.5%	$115,078
Healthcare	11	136	10.5	1.7%	46,050
Retail	11	218	9.8	0.4%	32,830
Total Properties	34	1,906	13.2	1.4%	$193,959
Weighted average initial cash cap rate					6.2%
Weighted average initial GAAP cap rate					6.8%

QTD Q3 2021
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Weighted Average Annual Rent Increase	Acquisition Price ($'000s)
Industrial	9	1,358	18.4	1.9%	$142,695
Retail	8	105	8.4	0.5%	23,229
Healthcare	1	148	25.0	2.0%	60,000
Total Properties	18	1,611	19.4	1.8%	$225,924
Weighted average initial cash cap rate					6.5%
Weighted average initial GAAP cap rate					7.7%

QTD Q4 2021
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Weighted Average Annual Rent Increase	Acquisition Price ($'000s)
Retail	22	238	10.3	0.5%	$42,038
Industrial	5	610	15.3	1.9%	60,037
Restaurant	5	32	20.1	1.5%	27,148
Healthcare	3	34	8.9	2.4%	16,906
Office	1	7	20.1	1.5%	1,398
Total Properties	36	921	14.2	1.5%	$147,527
Weighted average initial cash cap rate					6.0%
Weighted average initial GAAP cap rate					6.6%

FY 2021
Property Type	Number of Properties	Square Feet ('000s)	Weighted Average Lease Term (years)	Weighted Average Annual Rent Increase	Acquisition Price ($'000s)
Retail	65	739	12.4	0.7%	166,255
Industrial	26	3,520	16.8	1.7%	317,810
Healthcare	19	369	17.3	2.0%	141,939
Restaurant [1]	5	32	20.1	1.5%	27,329
Office	1	7	20.1	1.5%	1,398
Total Properties	116	4,667	15.9	1.5%	654,731
Weighted average initial cash cap rate					6.3%
Weighted average initial GAAP cap rate					7.1%

1 Acquisition of additional land to an existing property.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 18

Dispositions

(unaudited, square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2021.

QTD Q1 2021
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Healthcare	5	31	12,420	14,689	$10,773	7.4%
Restaurant	3	14	6,965	8,181	6,599	6.4%
Total Properties	8	45	$19,385	$22,870	$17,373	7.0%

QTD Q2 2021
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Restaurant	10	36	$17,973	$20,876	$15,694	6.4%
Healthcare	1	6	1,689	1,400	1,506	N/A	[1]
Total Properties	11	42	$19,662	$22,276	$17,200	6.4%	[2]

QTD Q3 2021
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Office [3]	2	407	$54,600	$16,000	$41,085	N/A	[1]
Restaurant	3	20	7,037	8,067	6,639	6.0%	[2]
Retail	1	29	5,758	2,500	2,508	N/A	[1]
Total Properties	6	455	$67,396	$26,567	$50,232	6.0%	[2]

QTD Q4 2021
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Retail	3	82	$11,500	$13,400	$9,404	7.5%
Healthcare	2	33	4,767	1,695	1,493	N/A	[1]
Restaurant	1	5	872	730	782	N/A	[1]
Total Properties	6	120	$17,140	$15,825	$11,679	7.5%

FY 2021
Property Type	Number of Properties	Square Feet ('000s)	Acquisition Price ($'000s)	Disposition Price ($'000s)	Net Book Value ($'000s)	Cash Cap Rate
Restaurant	17	75	$32,847	$37,854	$29,714	6.3%	[2]
Healthcare	8	70	18,876	17,784	13,772	7.2%	[2]
Office [3]	2	407	54,600	16,000	41,085	N/A	[1]
Retail	4	111	17,258	15,900	11,912	7.5%	[2]
Total Properties	31	663	$123,582	$87,538	$96,484	6.7%	[2]

1 Properties were vacant at the time of disposition.

2 Weighted average cash cap rate on tenanted properties sold.

3 During the third quarter, we executed the termination of a long-term, master lease with an investment-grade office tenant in exchange for a termination fee of $35.0 million. Simultaneously, we sold the underlying properties to an unrelated third party for gross proceeds of $16.0 million. The $35.0 million lease termination fee was recognized separately as Lease revenue, net.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 19

Portfolio at a Glance: Key Metrics

Properties	726
U.S. States	42
Canadian Provinces	1
Total Rentable Sq. Footage	32.2M
Tenants	204
Brands	189
Industries	56
Occupancy (based on SF)	99.8%
Top Ten Tenant Concentration	17.5%
Top Twenty Tenant Concentration	30.3%
Investment Grade (tenant/guarantor)	15.7%
Financial Reporting Coverage[1]	94.0%
Rent Coverage Ratio[2]	3.2x
Weighted Average Annual Rent Increases	2.0%
Weighted Average Remaining Lease Term	10.5 years

1 Includes 9.4% related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly.

2 Represents rent coverage ratio for Restaurant property type only.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 20

Diversification: Tenants & Brands

(unaudited)

Top 20 Tenants

Tenant	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Jack's Family Restaurants LP	Quick Service Restaurants	43	$7,166	2.1%	147	0.4%
Red Lobster Hospitality & Red Lobster Restaurants LLC	Casual Dining	22	6,994	2.1%	181	0.6%
Joseph T. Ryerson & Son, Inc	Distribution & Warehouse	11	6,395	1.9%	1,537	4.8%
Axcelis Technologies, Inc.	Flex and R&D	1	5,859	1.8%	417	1.3%
Hensley & Company	Distribution & Warehouse	3	5,756	1.7%	577	1.8%
BluePearl Holdings, LLC	Animal Health Services	13	5,398	1.6%	160	0.5%
Outback Steakhouse of Florida LLC	Casual Dining	22	5,278	1.6%	140	0.4%
Tractor Supply Company	General Merchandise	21	5,246	1.6%	417	1.3%
Dollar General Corporation	General Merchandise	53	5,218	1.6%	492	1.5%
Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	5,034	1.5%	156	0.5%
Total Top 10 Tenants		216	$58,344	17.5%	4,224	13.1%

Siemens Medical Solutions USA, Inc. & Siemens Corporation	Manufacturing/Flex and R&D	2	$4,936	1.5%	545	1.7%
Big Tex Trailer Manufacturing, Inc.	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,859	1.4%	1,302	4.0%
Santa Cruz Valley Hospital	Healthcare Facilities	1	4,500	1.3%	148	0.5%
Nestle' Dreyer's Ice Cream Company	Cold Storage	1	4,476	1.3%	310	1.0%
Arkansas Surgical Hospital	Surgical	1	4,367	1.3%	129	0.4%
American Signature, Inc.	Home Furnishings	6	4,224	1.3%	474	1.5%
Cascade Aerospace Inc.	Manufacturing	1	4,087	1.2%	231	0.7%
Aventiv Technologies, LLC	Corporate Headquarters	1	3,896	1.2%	154	0.5%
Fresh Express Incorporated	Food Processing	1	3,869	1.2%	335	1.0%
Kith Kitchens	Manufacturing	3	3,561	1.1%	843	2.6%
Total Top 20 Tenants		250	$101,119	30.3%	8,695	27.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 21

Top 20 Brands

(unaudited)

Brand	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Jack's Family Restaurants	Quick Service Restaurants	43	$7,166	2.1%	147	0.4%
Red Lobster	Casual Dining	22	6,994	2.1%	181	0.6%
Ryerson	Distribution & Warehouse	11	6,395	1.9%	1,537	4.8%
Axcelis	Flex and R&D	1	5,859	1.8%	417	1.3%
Hensley	Distribution & Warehouse	3	5,756	1.7%	577	1.8%
BluePearl Veterinary Partners	Animal Health Services	13	5,398	1.6%	160	0.5%
Bob Evans Farms	Casual Dining/Food Processing	21	5,285	1.6%	281	0.9%
Tractor Supply Co.	General Merchandise	21	5,246	1.6%	417	1.3%
Dollar General	General Merchandise	53	5,218	1.6%	492	1.5%
Krispy Kreme	Quick Service Restaurants/ Food Processing	27	5,034	1.5%	156	0.5%
Total Top 10 Brands		215	$58,351	17.5%	4,365	13.6%

Siemens	Manufacturing/Flex and R&D	2	$4,936	1.5%	545	1.7%
Big Tex Trailers	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,859	1.4%	1,302	4.0%
Outback Steakhouse	Casual Dining	20	4,566	1.4%	126	0.4%
Wendy's	Quick Service Restaurants	31	4,549	1.4%	89	0.2%
Santa Cruz Valley Hospital	Healthcare Facilities	1	4,500	1.3%	148	0.5%
Nestle'	Cold Storage	1	4,476	1.3%	310	1.0%
Arkansas Surgical Hospital	Surgical	1	4,367	1.3%	129	0.4%
Value City Furniture	Home Furnishings	6	4,224	1.3%	474	1.5%
Taco Bell	Quick Service Restaurants	31	4,136	1.3%	80	0.2%
Cascade Aerospace	Manufacturing	1	4,087	1.2%	231	0.7%
Total Top 20 Brands		326	$103,051	30.9%	7,799	24.2%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 22

Diversification: Property Type

(unaudited, rent percentages based on ABR)

$334 M
Annualized
Base Rent

Industrial	**47%**
Manufacturing	15%
Distribution & Warehouse	15%
Food Processing	6%
Flex and R&D	5%
Cold Storage	4%
Services	2%
Healthcare	**20%**
Clinical	8%
Healthcare Services	4%
Animal Health Services	3%
Surgical	3%
Life Science	2%
Restaurants	**14%**
Quick Service Restaurants	8%
Casual Dining	6%
Retail	**11%**
General Merchandise	5%
Automotive	4%
Home Furnishings	2%
Office	**8%**
Corporate Headquarters	3%
Strategic Operations	3%
Call Center	2%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 23

Diversification: Property Type (continued)

(unaudited)

Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Industrial
Manufacturing	64	$50,377	15.1%	9,147	28.4%
Distribution & Warehouse	45	48,665	14.6%	9,221	28.6%
Food Processing	16	21,495	6.4%	2,405	7.5%
Flex and R&D	7	17,132	5.1%	1,457	4.5%
Cold Storage	4	12,686	3.8%	933	2.9%
Services	20	8,168	2.4%	454	1.4%
Industrial Total	156	158,523	47.4%	23,617	73.3%
Healthcare
Clinical	51	25,596	7.6%	1,049	3.3%
Healthcare Services	28	12,444	3.7%	463	1.4%
Animal Health Services	27	10,297	3.1%	405	1.3%
Surgical	12	10,226	3.1%	329	1.0%
Life Science	9	7,655	2.3%	549	1.7%
Untenanted	1	—	0.0%	18	0.1%
Healthcare Total	128	66,218	19.8%	2,813	8.8%
Restaurant
Quick Service Restaurants	148	24,726	7.4%	505	1.6%
Casual Dining	87	21,269	6.4%	559	1.7%
Restaurant Total	235	45,995	13.8%	1,064	3.3%
Retail
General Merchandise	112	18,441	5.5%	1,416	4.4%
Automotive	65	11,932	3.6%	762	2.4%
Home Furnishings	13	7,030	2.1%	797	2.5%
Untenanted	1	—	0.0%	34	0.1%
Retail Total	191	37,403	11.2%	3,009	9.4%
Office
Corporate Headquarters	7	10,406	3.1%	679	2.1%
Strategic Operations	5	9,655	2.9%	615	1.9%
Call Center	4	5,887	1.8%	391	1.2%
Office Total	16	25,948	7.8%	1,685	5.2%
Total	726	$334,087	100.0%	32,188	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 24

Key Statistics by Property Type

Industrial
Number of properties	156
Square feet (000s)	23,617
Weighted average lease term (years)	10.5
Weighted average annual rent escalation	2.0%

Healthcare
Number of properties	128
Square feet (000s)	2,813
Weighted average lease term (years)	8.9
Weighted average annual rent escalation	2.2%

Restaurants
Number of properties	235
Square feet (000s)	1,064
Weighted average lease term (years)	15.0
Weighted average annual rent escalation	2.0%

Retail
Number of properties	191
Square feet (000s)	3,009
Weighted average lease term (years)	10.5
Weighted average annual rent escalation	1.5%

Office
Number of properties	16
Square feet (000s)	1,685
Weighted average lease term (years)	6.5
Weighted average annual rent escalation	2.4%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 25

Diversification: Tenant Industry
(unaudited)

Industry	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Healthcare Facilities	102	$53,099	15.9%	2,028	6.3%
Restaurants	238	46,766	14.0%	1,106	3.4%
Packaged Foods & Meats	11	16,578	5.0%	1,820	5.7%
Distributors	25	14,311	4.3%	2,528	7.9%
Food Distributors	7	12,978	3.9%	1,556	4.8%
Auto Parts & Equipment	39	12,443	3.7%	2,387	7.4%
Specialized Consumer Services	47	12,078	3.6%	720	2.2%
Metal & Glass Containers	8	9,796	2.9%	2,206	6.9%
Specialty Stores	25	9,685	2.9%	1,140	3.5%
Healthcare Services	18	9,105	2.7%	515	1.6%
Home Furnishings	5	8,955	2.7%	1,785	5.5%
Home Furnishing Retail	16	8,845	2.6%	1,149	3.6%
Aerospace & Defense	7	8,693	2.6%	952	3.0%
General Merchandise Stores	83	8,269	2.5%	747	2.3%
Electronic Components	2	6,674	2.0%	466	1.4%
Other (41 industries)	91	95,812	28.7%	11,031	34.3%
Untenanted properties	2	—	—	52	0.2%
Total	726	$334,087	100.0%	32,188	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 26

Diversification: Geography

(unaudited, rent percentages based on ABR)

PORTFOLIO CONCENTRATION
0.1–3%
3–6%
6–9%
9–11%

TOTAL PROPERTIES: 726 TOTAL STATES: 42 + British Columbia

State	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	67	$35,461	10.6%	3,491	10.8%	NJ	3	4,904	1.5%	366	1.1%
IL	24	20,130	6.0%	1,981	6.2%	MO	10	4,822	1.5%	959	3.0%
WI	35	19,687	5.9%	2,069	6.4%	WA	15	4,223	1.3%	150	0.5%
FL	46	16,398	4.9%	854	2.7%	LA	4	3,394	1.0%	194	0.6%
MI	47	16,230	4.9%	1,537	4.8%	NE	6	3,027	0.9%	509	1.6%
CA	10	15,559	4.7%	1,493	4.6%	MD	4	2,917	0.9%	293	0.9%
OH	36	14,925	4.5%	1,400	4.3%	NM	8	2,782	0.8%	96	0.3%
AZ	9	13,098	3.9%	909	2.8%	MS	8	2,772	0.8%	334	1.0%
NC	35	12,936	3.9%	1,308	4.1%	IA	4	2,718	0.8%	622	1.9%
IN	29	12,763	3.8%	1,759	5.5%	WV	16	2,471	0.7%	109	0.3%
MN	20	12,738	3.8%	2,021	6.3%	SC	13	2,469	0.7%	308	1.0%
AL	51	11,445	3.4%	855	2.7%	CO	4	2,423	0.7%	125	0.4%
TN	45	10,825	3.2%	536	1.7%	UT	3	2,379	0.7%	280	0.9%
NY	26	10,660	3.2%	680	2.1%	CT	2	1,699	0.5%	55	0.2%
GA	29	10,355	3.1%	1,538	4.8%	MT	7	1,544	0.5%	43	0.1%
MA	5	10,291	3.1%	1,026	3.2%	NV	2	1,336	0.4%	81	0.2%
AR	11	7,506	2.3%	282	0.9%	DE	4	1,154	0.4%	133	0.4%
OK	20	7,126	2.1%	944	2.9%	ND	2	943	0.3%	28	0.1%
PA	14	6,737	2.0%	1,010	3.1%	VT	2	414	0.1%	24	0.1%
KY	21	6,036	1.8%	691	2.1%	WY	1	307	0.1%	21	0.1%
VA	17	5,388	1.6%	204	0.6%	Total US	725	$330,000	98.8%	31,957	99.3%
KS	10	5,008	1.5%	639	2.0%	Total Canada	1	4,087	1.2%	231	0.7%
						Grand Total	726	$334,087	100.0%	32,188	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 27

Lease Expirations

(unaudited, rent percentages based on ABR)

20%
10%
0%
WEIGHTED AVERAGE
REMAINING LEASE TERM: 10.5 YRS
0.5%
1.6%
4.2%
2.5%
5.7%
7.0%
6.8%
6.5%
15.8%
2.4%
8.5%
5.6%
1.8%
3.5%
7.7%
5.2%
2.0%
2.7%
1.8%
3.8%
4.4%
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
Thereafter
Industrial
Healthcare
Restaurant
Retail
Office

Expiration Year	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2022	1	$1,566	0.5%	46	0.1%
2023	7	5,375	1.6%	538	1.7%
2024	11	13,996	4.2%	1,689	5.2%
2025	20	8,403	2.5%	698	2.2%
2026	35	19,055	5.7%	1,414	4.4%
2027	28	23,296	7.0%	2,019	6.3%
2028	33	22,765	6.8%	2,282	7.1%
2029	71	21,807	6.5%	2,711	8.4%
2030	99	52,934	15.8%	5,089	15.8%
2031	30	7,897	2.4%	700	2.2%
2032	54	28,534	8.5%	3,248	10.1%
2033	50	18,754	5.6%	1,950	6.0%
2034	32	5,850	1.8%	376	1.2%
2035	16	11,694	3.5%	1,552	4.8%
2036	86	25,693	7.7%	2,854	8.9%
2037	24	17,256	5.2%	1,367	4.2%
2038	33	6,839	2.0%	306	0.9%
2039	12	9,145	2.7%	933	2.9%
2040	33	5,906	1.8%	317	1.0%
2041	24	12,789	3.8%	1,506	4.7%
Thereafter	25	14,533	4.4%	541	1.7%
Untenanted properties	2	—	—	52	0.2%
Total	726	$334,087	100.0%	32,188	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 28

Portfolio Occupancy

(unaudited, based on square feet)

100.0%
100.0%
99.8%
99.2%
99.2%
99.7%
99.7%
99.8%
99.8%
2017
2018
2019
2020
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 29

Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude general and administrative expenses incurred at the corporate level. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of the short-term rent deferrals and abatements agreed to as a result of tenant requests for rent relief related to the COVID-19 pandemic, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for properties acquired during the last month.

Cash Cap Rate: Cash Cap Rate represents the estimated first year cash yield to be generated on a real estate investment property, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property.

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing acquisitions and dispositions for the quarter as if such acquisitions and dispositions had occurred as of the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments or the change in fair value of our earnout liability, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. We then annualize quarterly Adjusted EBITDAre by multiplying it by four to compute Annualized Adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO): FFO and AFFO are non-GAAP measures. We believe the use of FFO and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the standards established by Nareit, which defines FFO as GAAP net income or loss adjusted to exclude net gains (losses) from sales of certain depreciated real estate assets, depreciation and amortization expense from real estate assets, gains and losses from change in control, and impairment charges related to certain previously depreciated real estate assets. To derive AFFO, we modify the Nareit computation of FFO to include other adjustments to GAAP net income related to certain non-cash and non-recurring revenues and expenses, including straight-line rents, write-off of accrued rental income, the change in fair value of our earnout liability, lease termination fees, cost of debt extinguishments, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, realized gains or losses on foreign currency transactions, internalization expenses, stock based compensation, severance, extraordinary items, and other specified non-cash items. We believe excluding such items assists management and investors in distinguishing whether changes in our operations are due to growth or decline of operations at our properties or from other factors.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 30

Definitions and Explanations (continued)

GAAP Cap Rate: GAAP Cap Rate represents the estimated first year GAAP yield to be generated on a real estate investment property, which was computed at the time of investment based on the first full year of rental income computed in accordance with GAAP, divided by the purchase price including capitalized acquisition costs for the property.

Gross Debt: We define Gross Debt as total debt plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management’s estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2022 Broadstone Net Lease, LLC. All rights reserved. 31